UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

EA Series Trust
(Exact name of registrant as specified in charter)

19 E. Eagle Road

Havertown, PA 19083
(Address of principal executive offices) (Zip code)

19 E. Eagle Road

Havertown, PA 19083

(Name and address of agent for service)

215-882-9983

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

Freedom 100 Emerging Markets ETF

Annual Report

September 30, 2022

Freedom 100 Emerging Markets ETF

i

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2022

Empower Investors Through Education | Affordable Alpha

Dear Freedom 100 Emerging Markets ETF Shareholders,

Thank you for your investment in the Freedom 100 Emerging Markets ETF (“FRDM” or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal year ending September 30, 2022 (“FY 2022”).

FRDM seeks to track the Life + Liberty Freedom 100 Emerging Markets Index (‘FRDM index”). The index uses a freedom-weighting methodology to capture exposure to the freest emerging markets (EMs), based on third-party quantitative personal and economic freedom metrics.

For FY 2022, FRDM was down 22.81% at its market price and down 22.96% at net asset value (NAV). For FY 2022, FRDM outperformed the Solactive GBS Emerging Markets Large & Mid Cap NTR Index, which was down 26.41%.

This year proved what FRDM investors have known all along, that autocracy risk is real. Russian stocks were marked to zero, China doubled down on Covid Zero, and FRDM had (and has) zero direct exposure to either Russian or Chinese equities. Freedom-weighting resulted in a relatively overweight position to Chilean equities. Chile – with its diversified commodity exposure - was one of the best performing EMs of the year.

The best and worst performing securities based on their contribution to the Fund’s return over FY 2022 are listed below, taking into consideration both the performance and the weighting of each security.

For FY 2022, the security with the largest positive impact on the Fund’s performance (the best performing security in the Fund’s portfolio) during the period was PT Adaro Energy Indonesia Tbk, which was up 133.86%. The second best performing security was Sociedad Quimica y Minera de Chile SA, which was up 80.85% during the period. The third best performing security for the period was PT Merdeka Copper Gold Tbk, which was up 54.34% during the period.

The worst performing security in the Fund’s portfolio during the period was TEN Square Games SA, which was down 83.58%. The second worst performing security was Top Glove Corp. Bhd, which was down 79.02% for the period. The third worst performing security was CCC SA, which was down 75.62% for the period.

Please note, returns of the best/worst performers cited above reflect the returns of the stocks during the time period held by the Fund, which was not necessarily for the entire fiscal period.

FRDM distributed income to shareholders on an annual basis.

We appreciate your continued investment in the Fund.

Sincerely,

/s/ Wesley R. Gray

Wesley R. Gray Ph.D.

Chief Executive Officer

Alpha Architect | 19 East Eagle Road | Havertown, PA 19083 | T: 215.882.9983 | F: 216.245.3686
www.AlphaArchitect.com

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2022

INDICES

The Life + Liberty Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index. The Index is designed to track the performance of a portfolio of approximately 100 equity securities listed in emerging market countries. The index does not incur any management fees, transaction costs, or expenses. The index is unmanaged and one cannot invest directly in the index.

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is part of the Solactive Global Benchmark Series. The index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Emerging Markets. It is calculated as a Net Total Return index in USD and weighted by free-float market capitalization.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy, hold or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Shares are bought and sold at market price (not at net asset value, (“NAV”)), and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any offering must be preceded or accompanied by a prospectus.

RISKS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Investments involve risk. Principal loss is possible. Freedom 100 Emerging Markets ETF is subject to the same risks as the underlying securities.

Non-diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Freedom Style Risk. The Fund’s freedom style investment strategy limits the types and number of investment opportunities available and, as a result, may underperform other emerging markets funds that do not have a freedom focus. In addition, the Index Provider may be unsuccessful in creating an index composed only of companies in countries that benefit from significant personal and economic freedoms

Quantitative Management Risk. Investments utilizing quantitative methods may perform differently than the market as a result of characteristics and data used and changes in trends.

Foreign Security Risk. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are magnified for emerging markets.

Alpha Architect | 19 East Eagle Road | Havertown, PA 19083 | T: 215.882.9983 | F: 216.245.3686
www.AlphaArchitect.com

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS (CONTINUED)

SEPTEMBER 30, 2022

Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Small- and Mid-Cap Company Risk. Investments in small- and mid-cap companies involve limited liquidity and greater volatility than larger companies.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons, including Fund operating expenses and portfolio transaction costs not incurred by an index and the Fund may not be fully invested in securities of its index or may hold securities not included in the index.

Distributed by Quasar Distributors, LLC.

Alpha Architect | 19 East Eagle Road | Havertown, PA 19083 | T: 215.882.9983 | F: 216.245.3686
www.AlphaArchitect.com

FREEDOM 100 EMERGING MARKETS ETF

Freedom 100 Emerging Market ETF
Growth of $10,000 (Unaudited)

Value as of September 30, 2022
Freedom 100 Emerging Market ETF $10,486
Life + Liberty Freedom 100 Emerging Markets Index $10,535
Solactive GBS Emerging Markets Large & Mid Cap Index $9,681
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
May-22-19
Jun-30-19
Sep-30-19
Dec-31-19
Mar-31-20
Jun-30-20
Sep-30-20
Dec-31-20
Mar-31-21
Jun-30-21
Sep-30-21
Dec-31-21
Mar-31-22
Jun-30-22
Sep-30-22
Freedom 100 Emerging Market ETF
Solactive GBS Emerging Markets Large & Mid Cap Index
Life + Liberty Freedom 100 Emerging Markets Index

	Average Annual Return*
		Since Inception
	1 Year	(May 22, 2019)
Freedom 100 Emerging Market ETF	(22.96%)	1.42%
Life + Liberty Freedom 100 Emerging Markets Index	(23.17%)	1.56%
Solactive GBS Emerging Markets Large & Mid Cap Index	(26.41%)	(0.96%)

See “Index Overview” section for a description of the Index.

*	This chart assumes an initial gross investment of $10,000 made on May 22, 2019. Returns shown include the dividends. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

FREEDOM 100 EMERGING MARKETS ETF

Tabular Presentation of Schedule of Investments
As of September 30, 2022 (Unaudited)
Freedom 100 Emerging Markets ETF

Sector[1]	% Net Assets
Financials	23.4%
Information Technology	23.0%
Materials	20.5%
Communication Services	7.4%
Consumer Staples	7.4%
Consumer Discretionary	5.7%
Industrials	5.0%
Energy	3.1%
Health Care	2.6%
Utilities	1.2%
Other[2]	0.7%
Total	100.0%

1.	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.
2.	Cash, cash equivalents, short-term investments and other assets less liabilities.

Freedom 100 Emerging Markets ETF

INDEX OVERVIEW

SEPTEMBER 30, 2022 (UNAUDITED)

Life + Liberty Freedom 100 Emerging Markets Index

The Life + Liberty Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index. It consists of approximately 100 equity securities listed in emerging market countries that are determined based on quantified data covering 79 personal and economic freedom factors which are categorized into three main types of freedoms: the rights to life, liberty, and property. A quantitative model is used to weigh the countries based on human and economic freedom metrics, and securities within countries are then selected based upon market capitalization and liquidity metrics.

Solactive GBS Emerging Markets Large & Mid Cap Index

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is part of the Solactive Global Benchmark Series. The index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Emerging Markets. It is calculated as a Net Total Return index in USD and weighted by free-float market capitalization.

Freedom 100 Emerging Markets ETF
Schedule of Investments
September 30, 2022

Shares		Value
COMMON STOCKS - 97.5%
Brazil - 5.5%
654,442	B3 S.A. - Brasil Bolsa Balcao	$1,595,357
43,755	Banco Santander Brasil S.A. ADR	246,778
328,887	Magazine Luiza S.A. (a)	274,969
108,466	Natura & Co. Holding S.A. (a)	297,589
66,230	Rede D’Or Sao Luiz S.A. (b)	366,243
88,968	Suzano S.A.	736,734
510,863	Vale S.A.	6,835,688
175,264	WEG S.A.	1,041,314
		11,394,672
Chile - 25.4%
74,742,397	Banco de Chile	6,576,182
98,418	Banco de Credito e Inversiones S.A.	2,501,087
2,248,496	Cencosud S.A.	2,845,433
103,161	Cia Cervecerias Unidas S.A. ADR	1,112,076
103,070,880	Cia Sud Americana de Vapores S.A.	7,102,021
13,685,022	Colbun S.A.	1,201,668
1,778,984	Empresas CMPC S.A.	2,707,225
626,188	Empresas COPEC S.A.	4,011,443
2,739,704	Falabella S.A.	5,462,370
209,754	Sociedad Quimica y Minera de Chile S.A. ADR	19,035,176
		52,554,681
Indonesia - 6.7%
4,200,589	Adaro Energy Indonesia Tbk PT	1,092,388
14,947,077	Bank Central Asia Tbk PT	8,392,547
7,669,231	Barito Pacific Tbk PT	400,397
1,823,628	Chandra Asri Petrochemical Tbk PT	287,421
1,995,721	Charoen Pokphand Indonesia Tbk PT	740,491
130,046	Gudang Garam Tbk PT	195,784
817,417	Indah Kiat Pulp & Paper Tbk PT	485,807
5,434,452	Kalbe Farma Tbk PT	653,098
3,709,961	Merdeka Copper Gold Tbk PT (a)	959,924
6,729,894	Sarana Menara Nusantara Tbk PT	545,816
		13,753,673
Malaysia - 5.6%
1,728,169	Dialog Group Bhd	741,655
1,223,172	DiGi.Com Bhd	891,594
1,003,904	Genting Bhd	969,914
562,684	Hartalega Holdings Bhd	201,435
231,196	Hong Leong Bank Bhd	1,022,109
168,178	Kuala Lumpur Kepong Bhd	750,762
189,449	PPB Group Bhd	657,781
1,228,639	Press Metal Aluminium Holdings Bhd	1,070,455
5,367,570	Public Bank Bhd	4,896,446
2,327,169	Top Glove Corp. Bhd	313,668
		11,515,819

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments (Continued)
September 30, 2022

Shares		Value
Mexico - 3.3%
1,194,485	America Movil S.A.B. de C.V.	$983,962
66,004	Arca Continental S.A.B. de C.V.	475,247
39,140	Becle S.A.B. de C.V.	69,051
119,507	Cemex S.A.B. de C.V. ADR (a)	409,909
25,744	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,615,436
111,890	Grupo Bimbo S.A.B. de C.V.	393,180
5,163	Grupo Elektra S.A.B. de C.V. (a)	262,504
241,241	Grupo Financiero Banorte S.A.B. de C.V.	1,545,346
140,595	Grupo Financiero Inbursa S.A.B. de C.V. (a)	223,184
238,976	Grupo Mexico S.A.B. de C.V.	807,128
59,724	Sitios Latinoamerica S.A.B. de C.V. (a)	27,194
		6,812,141
Philippines - 1.9%
111,912	ACEN Corp.	10,690
37,304	Ayala Corp.	391,970
242,560	Bank of the Philippine Islands	370,305
251,138	BDO Unibank, Inc.	477,644
3,981	Globe Telecom, Inc.	137,850
161,869	International Container Terminal Services, Inc.	432,387
536,747	JG Summit Holdings, Inc.	384,993
38,666	Manila Electric Co.	173,461
282,150	Metropolitan Bank & Trust Co.	233,420
13,404	PLDT, Inc.	344,789
75,135	SM Investments Corp.	929,175
		3,886,684
Poland - 8.1%
127,406	Alior Bank S.A. (a)	594,248
78,387	Asseco Poland S.A.	1,093,518
280,357	Bank Polska Kasa Opieki S.A.	3,433,128
65,195	CCC S.A. (a)	488,479
98,195	CD Projekt S.A.	1,984,938
317,159	Cyfrowy Polsat S.A.	1,026,933
71,812	Dino Polska S.A. (a)(b)	4,375,159
23,000	Kruk S.A.	1,095,039
1,657	LPP S.A.	2,605,724
6,601	TEN Square Games S.A.	130,105
		16,827,271
Republic of Korea - 14.4%
13,245	Celltrion, Inc.	1,624,727
16,214	Hyundai Motor Co.	2,000,259
35,180	Kakao Corp.	1,404,053
5,329	LG Chem Ltd.	1,996,466
1,170	LG Household & Health Care Ltd.	517,656
16,015	NAVER Corp.	2,166,004
1,913	Samsung Biologics Co., Ltd. (a)(b)	1,079,046
354,096	Samsung Electronics Co., Ltd.	13,142,166
5,297	Samsung SDI Co., Ltd.	2,021,501
64,357	SK Hynix, Inc.	3,738,077
		29,689,955

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments (Continued)
September 30, 2022

Shares		Value
South Africa - 6.2%
59,752	AngloGold Ashanti Ltd. ADR	$825,773
18,825	Capitec Bank Holdings Ltd.	1,615,206
787,405	FirstRand Ltd.	2,642,375
127,762	Gold Fields Ltd. ADR	1,033,595
121,816	Impala Platinum Holdings Ltd.	1,141,907
277,715	MTN Group Ltd.	1,839,363
53,506	Northam Platinum Holdings Ltd. (a)	463,610
333,635	Sanlam Ltd.	950,952
336,477	Sibanye Stillwater Ltd.	780,961
200,151	Standard Bank Group Ltd.	1,592,362
		12,886,104
Taiwan - 17.3%
1,184,882	Cathay Financial Holding Co., Ltd.	1,490,946
755,205	Chunghwa Telecom Co., Ltd.	2,711,688
292,712	Delta Electronics, Inc.	2,332,550
175,421	Formosa Petrochemical Corp.	458,043
643,062	Formosa Plastics Corp.	1,754,045
1,083,765	Fubon Financial Holding Co., Ltd.	1,703,356
2,006,633	Hon Hai Precision Industry Co., Ltd.	6,446,709
250,616	MediaTek, Inc.	4,349,410
179,072	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,277,176
1,871,464	United Microelectronics Corp.	2,107,305
		35,631,228
Thailand - 3.1%
148,202	Advanced Info Service PCL	766,156
1,470,687	Bangkok Dusit Medical Services PCL	1,150,193
759,199	CP ALL PCL	1,132,157
150,687	Energy Absolute PCL	352,548
563,485	Gulf Energy Development PCL	784,278
226,428	Indorama Ventures PCL	234,112
156,452	Intouch Holdings PCL	301,747
332,187	Kasikornbank PCL	1,268,158
313,699	PTT Global Chemical PCL	345,135
47,711	Siam Makro PCL	42,689
		6,377,173
	TOTAL COMMON STOCKS (Cost $263,462,422)	201,329,401

PREFERRED STOCKS - 1.8%
Brazil - 1.8%
144,881	Banco Bradesco S.A. ADR	533,162
602,615	Itau Unibanco Holding S.A. ADR	3,115,520
	TOTAL PREFERRED STOCKS (Cost $3,474,427)	3,648,682

RIGHTS - 0.0% (c)
Republic of Korea - 0.0% (c)
284	Globe Telecom, Inc. (a)(d)	1,698
	TOTAL RIGHTS (Cost $3,070)	1,698

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments (Continued)
September 30, 2022

Shares		Value
MONEY MARKET FUNDS - 0.5%
1,157,827	First American Government Obligations Fund - Class X, 2.77% (e)	$1,157,827
	TOTAL MONEY MARKET FUNDS (Cost $1,157,827)	1,157,827

	TOTAL INVESTMENTS (Cost $268,097,746) - 99.8%	206,137,608
	Other Assets in Excess of Liabilities - 0.2%	445,428
	TOTAL NET ASSETS - 100.0%	$206,583,036

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	Non-Income producing security.
(b)	144A Restricted Security.
(c)	Represents less than 0.05% of net assets.
(d)	Value determined using significant unobservable inputs.
(e)	Rate shown is the 7-day effective yield.

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

Freedom 100 Emerging Markets ETF
Assets:
Investments in securities, at value	$206,137,608
Dividends and interest receivable	522,246
Cash	9,466
Securities lending income receivable (Note 4)	372
Foreign currencies, at value	161
Spot trade receivable	49
Total assets	206,669,902
Liabilities:
Accrued investment advisory fees	86,866
Total liabilities	86,866
Net Assets	$206,583,036

Net Assets Consist of:
Capital stock	$263,657,386
Total distributable earnings (accumulated deficit)	(57,074,350)
Net Assets:	$206,583,036

Calculation of Net Asset Value Per Share:
Net Assets	$206,583,036
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	8,250,000
Net Asset Value per Share	$25.04

Cost of Investments in Securities	$268,097,746
Cost of Foreign Currency	$339

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

Freedom 100 Emerging Markets ETF
Investment Income:
Dividend income (net of foreign withholding tax of $2,058,834)	$7,273,403
Securities lending income	6,895
Interest income	5,962
Total investment income	7,286,260

Expenses:
Investment advisory fees	796,384
Overdraft fees expense	315
Total expenses	796,699

Net investment income	6,489,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,407,229
Foreign currency	(57,300)
1,349,929
Net change in unrealized depreciation on:
Investments	(38,367,678)
Foreign currency	(25,573,410)
(63,941,088)
Net realized and unrealized loss on investments:	(62,591,159)
Net Decrease in Net Assets Resulting from Operations	$(56,101,598)

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENT OF CHANGES IN NET ASSETS

	Freedom 100 Emerging Markets ETF
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,489,561	$1,159,885
Net realized gain on investments	1,349,929	1,913,237
Net change in unrealized appreciation (depreciation) on investments	(63,941,088)	2,544,598
Net increase (decrease) in net assets resulting from operations	(56,101,598)	5,617,720

Distributions to Shareholders:
Net investment income	(1,572,895)	(638,438)
Net realized gain	(50,733)	-
Total distributions	(1,623,628)	(638,438)

Capital Share Transactions:
Proceeds from shares sold	171,834,400	80,506,651
Payments for shares redeemed	(8,473,925)	(5,102,910)
Transaction fees (See Note 1)	334,309	172,596
Net increase in net assets derived from net change in capital share transactions	163,694,784	75,576,337
Net Increase in Net Assets	105,969,558	80,555,619
Net Assets:
Beginning of year	100,613,478	20,057,859
End of year	$206,583,036	$100,613,478

Changes in Shares Outstanding
Shares outstanding, beginning of year	3,050,000	800,000
Shares sold	5,450,000	2,400,000
Shares repurchased	(250,000)	(150,000)
Shares outstanding, end of year	8,250,000	3,050,000

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

FINANCIAL HIGHLIGHTS

For the Year Ended September 30, 2022

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains/(Losses) on Investments	Net Increase in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Distributions from Realized Gains	Total Distributions	Transaction Fees (See Note 1)	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses(3)(4)	Net Investment Income(3)	Portfolio Turnover Rate(5)
Freedom 100 Emerging Markets ETF
Year Ended September 30, 2022	$32.99	1.22	(8.73)	(7.51)	(0.48)	(0.02)	(0.50)	0.06	$25.04	(22.96%)	$206,583	0.49%	3.99%	8%
Year Ended September 30, 2021	$25.07	0.82	7.33	8.15	(0.35)	-	(0.35)	0.12	$32.99	32.97%	$100,613	0.49%	2.49%	22%
Year Ended September 30, 2020	$25.33	0.34	(0.31)	0.03	(0.31)	-	(0.31)	0.02	$25.07	0.25%	$20,058	0.49%	1.40%	19%
May 23, 2019 (6) to September 30, 2019	$25.00	0.31	0.19	0.50	(0.20)	-	(0.20)	0.03	$25.33	2.11%	$12,663	0.49%	3.42%	0%(7)

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Commencement of operations.
(7)	Rounds to less than 0.5%.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2022

NOTE 1 – ORGANIZATION

Freedom 100 Emerging Markets ETF (the “Fund”) is a series of the EA Series Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund commenced operations on May 23, 2019. The Fund is considered non-diversified under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek to track the total return performance, before fees and expenses, of the Life + Liberty Freedom 100 Emerging Markets Index (the “Index”).

The Index was developed in 2017 by Life + Liberty Investments, LLC, the Fund’s index provider (the “Index Provider”). The Index consists of approximately 100 equity securities listed in emerging market countries that are determined based on quantified data covering 79 personal and economic freedom factors which are categorized into three main types of freedoms: the rights to life, liberty, and property. A quantitative model is used to weigh the countries based on human and economic freedom metrics, and securities within countries are then selected based upon market capitalization and liquidity metrics.

Shares of the Freedom 100 Emerging Markets ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2022

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2022, the Fund did hold a security valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2022

The following is a summary of the fair value classification of the Fund’s investments as of September 30, 2022:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Freedom 100 Emerging Markets ETF
Assets*
Common Stocks	$201,329,401	$-	$-	$201,329,401
Preferred Stocks	3,648,682	-	-	3,648,682
Rights	-	-	1,698	1,698
Money Market Funds	1,157,827	-	-	1,157,827
Total Investments in Securities	$206,135,910	$-	$1,698	$206,137,608

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended September 30, 2022, the Fund did invest in a Level 3 investment and recognized the transfer to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

B.	Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

The risks of foreign securities typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

The risks of investing in investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Funds become a shareholder of that investment company and bear their proportionate share of the fees and expenses of the other investment company. The Funds may be subject to statutory limits with respect to the amount they can invest in other ETFs, which may adversely affect the Funds’ ability to achieve their investment objective.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (continued)

SEPTEMBER 30, 2022

Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for various reasons.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

C.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended September 30, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended September 30, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2022, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statement of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statement of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

E.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income and from net realized gains on securities for the Fund are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (continued)

SEPTEMBER 30, 2022

F.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.	Guarantees and Indemnifications. In the normal course of business, the Fund enter into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

I.	Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital. For the fiscal year ended September 30, 2022 the following table shows the reclassifications made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Freedom 100 Emerging Markets ETF	$(93,097)	$(1,665,281)	$1,758,378

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Empowered Funds, LLC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses.

U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of the Administrator, serves as the Funds’ Custodian.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (continued)

SEPTEMBER 30, 2022

The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Fund.

At a Board meeting held on September 26, 2022, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.49% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in this report.

NOTE 4 – SECURITIES LENDING

On October 1, 2021, the Board approved the use of securities lending. The Fund may lend up to 33⅓% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

The securities lending agreement provides that, in the event of a borrower’s material default, the Securities Lending Agent shall take all actions the Securities Lending Agent deems appropriate to liquidate the collateral, purchase replacement securities at the Securities Lending Agent’s expense, or pay the Fund an amount equal to the market value of the loaned securities, subject to certain limitations which are set forth in detail in the securities lending agreement between the Fund and the Securities Lending Agent.

As of the end of the current fiscal year, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with the Trust approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.

As of the end of the current fiscal year, the Fund did not have any securities on loan.

The interest income earned by the Fund on the investment of cash collateral received from borrowers for the securities loaned to them (“Securities Lending Income, Net”) is reflected in the Fund’s Statement of Operations. Net securities lending income earned on collateral investments and recognized by the Fund during the current fiscal year, was as follows:

Freedom 100 Emerging Markets ETF	$6,895

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2022, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Freedom 100 Emerging Markets ETF	$115,936,548	$13,405,711

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (continued)

SEPTEMBER 30, 2022

For the fiscal year ended September 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Freedom 100 Emerging Markets ETF	$73,325,958	$7,833,399

For the fiscal year ended September 30, 2022, short-term and long-term gains on in-kind transactions were as follows:

	Short Term	Long Term
Freedom 100 Emerging Markets ETF	$919,095	$839,283

There were no purchases or sales of U.S. Government securities during the fiscal year.

NOTE 6 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2022 were as follows:

Freedom 100 Emerging Markets ETF
Tax cost of Investments	$269,137,087
Gross tax unrealized appreciation	7,710,823
Gross tax unrealized depreciation	(70,707,372)
Net tax unrealized appreciation (depreciation)	(62,996,549)
Undistributed ordinary income	5,471,928
Undistributed long-term gain	450,271
Total distributable earnings	$5,922,199
Other accumulated gain (loss)	$-
Total accumulated gain (loss)	$(57,074,350)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in REITs, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the fiscal year ended September 30, 2022, the Fund did not defer any qualified late year losses.

At September 30, 2022, the Fund did not have any capital loss carryforwards.

Freedom 100 Emerging Markets ETF

NOTES TO THE FINANCIAL STATEMENTS (continued)

SEPTEMBER 30, 2022

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2022 and September 30, 2021, were as follows:

	Fiscal Period Ended September 30, 2022		Fiscal Period Ended September 30, 2021
	Ordinary Income	Realized Gain	Ordinary Income
Freedom 100 Emerging Markets ETF	$1,572,895	$50,733	$638,438

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. There were no transactions that occurred during the period subsequent to September 30, 2022, that materially impacted the amounts or disclosures in the Fund’s financial statements.

Freedom 100 Emerging Markets ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SPICER JEFFRIES LLP

Certified Public Accountants

4601 DTC BOULEVARD ● SUITE 700

DENVER, COLORADO 80237

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

To the Shareholders and

Board of Trustees of

EA Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Freedom 100 Emerging Markets ETF (the “Fund”, a series of EA Series Trust, the “Trust”) as of September 30, 2022, and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position as of September 30, 2022, and the results its operations, changes in net assets, and financial highlights, of the Fund, for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Freedom 100 Emerging Markets ETF	Year ended September 30, 2022	Years ended September 30, 2022 and 2021	Years ended September 30, 2022, 2021, and 2020, and the period from commencement of operations (May 17, 2019) through September 30, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Freedom 100 Emerging Markets ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies within the EA Series Trust since 2016.

Denver, Colorado

November 29, 2022

Freedom 100 Emerging Markets ETF

EXPENSE EXAMPLE

SEPTEMBER 30, 2022 (UNAUDITED)

As a shareholder of the Freedom 100 Emerging Markets ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period April 1, 2022 to September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period April 1, 2022 to September 30, 2022
Freedom 100 Emerging Markets ETF[1]
Actual	0.49%	$1,000.00	$733.30	$2.13
Hypothetical (5% annual return before expenses)	0.49%	1,000.00	1,022.61	2.48

1.	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

Freedom 100 Emerging Markets ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program (“the Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the Chief Executive Officer of Empowered Funds LLC (the “Adviser) as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the July 26, 2022, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended March 31, 2022. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Fund to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating, and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Freedom 100 Emerging Markets ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Freedom 100 Emerging Markets ETF	51.63%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2022 was as follows:

Freedom 100 Emerging Markets ETF	0.00%

SHORT TERM CAPITAL GAIN

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

Freedom 100 Emerging Markets ETF

FOREIGN TAX CREDIT PASS THROUGH (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue code, the Fund designates the following amounts as foreign taxes paid for the year ended September 30, 2022. Foreign taxes paid for financial statement purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived From Foreign Sourced Income
Freedom 100 Emerging Markets ETF	$2,058,834	$0.249556	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

Freedom 100 Emerging Markets ETF

MANAGEMENT OF THE FUND

The table below sets forth certain information about each of the Trust’s executive officers as well as its affiliated and independent Trustees.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present).	33	None
Michael S. Pagano, Ph.D., CFA Born: 1962	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present).	33	Citadel Federal Credit Union (pro bono service for non-profit)
Chukwuemeka (Emeka) O. Oguh Born: 1983	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present).	33	None
Interested Trustee*
Wesley R. Gray, Ph.D. Born: 1980	Trustee and President	Since 2014	Founder and Executive Managing Member, EA Advisers (2013 – present); Founder and Executive Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2010 – present).	33	None

*	Dr. Gray is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

Freedom 100 Emerging Markets ETF

MANAGEMENT OF THE FUND (CONTINUED)

Officers

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
John Vogel, Ph.D. Born: 1983	Treasurer and Chief Financial Officer	Since 2014	Managing Member, EA Advisers (2013 – present); Managing Member, Empirical Finance, LLC d/b/a Alpha Architect (2012 – present).
Jessica D. Leighty Born: 1981	Chief Compliance Officer	Since 2022	Chief Compliance Officer, Alpha Architect (2021 – present); Chief Compliance Officer, Snow Capital (2015 – 2021).
Patrick R. Cleary Born: 1982	Secretary	Since 2015	Managing Member, Alpha Architect, LLC (2014 – present); Chief Executive Officer of EA Advisers (2021 – present).
Sean Hegarty Born: 1993	Assistant Treasurer	Since 2022	Chief Operating Officer, EA Advisers (2022 – present); Assistant Vice President – Fund Administration, U.S. Bank Global Fund Services (2018 – 2022); Staff Accountant, Cohen & Company (2015 – 2018).

Freedom 100 Emerging Markets ETF

BOARD REVIEW AND APPROVAL OF ADVISORY CONTRACTS (UNAUDITED)

The Board (the members of which are referred to as “Trustees”) of the EA Series Trust (the “Trust”) met virtually on September 26, 2022 to consider the approval of Advisory Agreement between the Trust, on behalf of the Freedom 100 Emerging Markets ETF (the “Fund”), and Empowered Funds, LLC (the “Adviser”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser relevant to the Board’s consideration of whether to approve the Advisory Agreement. In connection with considering approval of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust, who provided assistance and advice. In reaching the decision to approve the Advisory Agreement, the Board considered and reviewed information provided by the Adviser, including among other things information about its personnel, operations, financial condition, and compliance and risk management. The Board also reviewed a copy of the proposed Advisory Agreement. During their review and consideration, the Board focused on and reviewed the factors they deemed relevant, including:

Nature, Quality and Extent of Services. The Board was presented and considered information concerning the nature, quality and extent of the overall services expected to be provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”) and arranging service providers for the Fund. In addition, the Board considered that the Adviser is responsible for providing investment advisory services to the Fund, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services expected to be provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian. In addition, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team in managing assets and the adequacy of the Adviser’s resources. The Board also considered the Adviser’s incremental workload regarding the application of derivatives for hedging signals as needed.

Performance. The Board considered the relative performance information for the Fund. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings for the Fund. Peer performance information was provided in quartiles, ranging from quartile one (the worst performing) to quartile four (the best performing).

For the Freedom 100 Emerging Markets ETF (“FRDM”), the Board considered third-party peer group analysis that included performance against both other exchanged-traded funds and mutual funds, which reflected data as of June 29, 2022. It was noted that FRDM realized a negative 6% return for the prior one-year period, placing it in the fourth (highest) quartile of performance versus its ETF peers and the fourth (highest) quartile of performance against its mutual fund peers.

Comparative Fees and Expenses. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be provided by the Adviser. With respect to the advisory fee and expense ratio for each Fund, the Board also considered the fees and expense ratios versus the fees and expenses charged to other exchange-traded funds and mutual funds on both a standard and active share basis. The Board noted that there were few passively-managed and actively-managed ETFs and mutual funds using the strategies comparable to Adviser’s strategies, and it was therefore difficult to compare a Fund’s management fee and estimated expenses with the fees and expenses of comparable passively-managed and actively-managed ETFs and mutual funds.

The Board considered, among other information, the data provided in the third-party report. Fee information was provided in quartiles, ranging from quartile one (the least expensive) to quartile four (the most expensive). The Board considered the third-party peer group analysis that included comparison of the Fund’s anticipated net expense ratio against funds that were both exchanged-traded funds and mutual funds. The Freedom 100 Emerging Markets ETF’s total expense ratio (for both gross and net fees) were in the fourth (highest) quartile for ETFs and first (lowest) quartile for mutual funds. The Freedom 100 Emerging Markets ETF’s management fee was in the fourth (highest) quartile for ETFs and first (lowest) quartile for mutual funds. The Board determined that the Fund’s proposed fee levels were reasonable.

Freedom 100 Emerging Markets ETF

BOARD REVIEW AND APPROVAL OF ADVISORY CONTRACTS (UNAUDITED)

Costs and Profitability. The Board further considered information regarding the profits realized by the Adviser in connection with providing services to the Fund. The Advisor’s potential level of profitability was discussed, as well as the current levels of compensation paid to the Adviser’s personnel versus the market. A discussion ensued regarding the Advisor’s potential profitability in light of its fixed and variable costs. The Board reviewed estimated profit and loss information provided by the Adviser with respect to the Fund, and the costs associated with the personnel, systems and equipment necessary to manage each Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses the Adviser would pay in accordance with the Advisory Agreement. The Board also took into consideration that the Adviser agreed to pay all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses.

Other Benefits. The Board further considered the extent to which the Adviser might derive ancillary benefits from Fund operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so.

Economies of Scale. The Board also considered whether economies of scale would be realized by each Fund as its assets grow larger, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the proposed advisory fee for the Fund does not include breakpoints, but concluded that it was still premature to meaningfully evaluate potential economies of scale.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement, including the compensation payable under the Agreement.

Freedom 100 Emerging Markets ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted daily on its website at https://www.freedometfs.com/ daily.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at https://www.freedometfs.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at https://www.freedometfs.com/.

PRIVACY POLICY (UNAUDITED)

EA Series Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser

Empowered Funds, LLC d/b/a EA Advisers

19 East Eagle Road

Havertown, Pennsylvania 19083

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian and Securities Lending Agent

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, Colorado 80237

Legal Counsel

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Freedom 100 Emerging Markets ETF

Symbol – FRDM

CUSIP – 02072L607

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Freedom 100 Emerging Markets ETF

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$8,750	$8,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Spicer Jeffries LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Freedom 100 Emerging Markets ETF

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Freedom 100 Emerging Markets ETF

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EA Series Trust

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	January 13, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	January 13, 2023

By (Signature and Title)	/s/ John R. Vogel
John R. Vogel, Principal Financial Officer and Treasurer

Date:	January 13, 2023